UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021 (June 18, 2021)

Tectonic Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-38910 (Commission File Number)	82-0764846 (IRS Employer Identification No.)

16200 Dallas Parkway, Suite 190

Dallas, Texas 75248

(Address of principal executive offices) (Zip Code)

(972) 720-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series B preferred stock, par value $0.01 per share	TECTP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☑

Item 1.01         Entry into a Material Definitive Agreement.

On June 18, 2021, Tectonic Financial Inc., a Texas corporation (“TFI”), and T Bancshares, Inc., a Texas corporation and wholly-owned subsidiary of TFI (“TBI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Integra Funding Solutions, LLC, a Texas limited liability company (“Integra”), and joined in by certain other parties. The Merger Agreement provides for the acquisition by TFI of Integra through the merger of Integra with and into TBI, with TBI surviving the merger (the “Merger”). Immediately following the Merger, TBI will contribute certain assets and liabilities of Integra to its wholly-owned subsidiary, T Bank, N.A. (the “Bank”).

Pursuant to the terms of and subject to the conditions set forth in the Merger Agreement, which has been approved by the Board of Directors of each of TFI and TBI and by the manager and the members of Integra, the transaction provides for the payment to the members of Integra of (a) an amount of cash equal to (i) $2,458,777, subject to certain adjustments described in the Merger Agreement (the “Cash Consideration”), and (b) 453,203 shares of TFI common stock (the “Stock Consideration, and together with the Cash Consideration, the “Merger Consideration”). The shares of TFI common stock to be issued as Stock Consideration in the Merger will not be registered and will be issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Merger Agreement contains customary representations, warranties and covenants made by TFI, TBI, Integra and the members and certain affiliates of Integra and Closing is subject to certain customary closing conditions.

Certain key stakeholders of Integra will be subject to non-competition and non-solicitation restrictive covenants for a period of time following the Merger. In addition, the Bank entered into an executive employment agreement with Randall W. Woods, the President of Integra, who will continue to serve as the Chief Executive Officer of the Integra division of the Bank, subject to certain terms and conditions set forth therein. The Merger is expected to close early in the third quarter of 2021, subject to the satisfaction of customary closing conditions. Aside from the transactions contemplated by the Merger Agreement, there is no material relationship between TFI and Integra.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement and related transactions have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about TFI, Integra or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differs from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of TFI, Integra or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by TFI or Integra. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about TFI or Integra and their respective subsidiaries and affiliates included in reports, statements and other filings TFI makes with the U.S. Securities and Exchange Commission.

Item 3.02         Unregistered Sales of Equity Securities.

As described in Item 1.01 above of this Current Report on Form 8-K, pursuant to the terms of and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, TFI will issue 453,203 shares of TFI common stock as Stock Consideration in the Merger. Based in part on the representations of the members of Integra as to their status as accredited investors under Rule 501 of Regulation D under the Securities Act, the shares of TFI common stock issued as Stock Consideration in the Merger will not be registered under the Securities Act, in reliance on the exemption from registration under the Securities Act for transactions not involving a public offering pursuant to Section 4(a)(2) of the Securities Act and the rules and regulations of the SEC promulgated thereunder.  The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Merger Agreement and the issuance of TFI common stock as Stock Consideration in the Merger is incorporated by reference in this Item 3.02.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger by and among Tectonic Financial, Inc., T Bancshares, Inc. and Integra Funding Solutions, LLC, and joined in by The Bolt Family Irrevocable Trust, IF Holdings, LLC, Doug Waidelich, The Crane Basin Irrevocable Trust, The Hamilton Irrevocable Trust, Tracy A. Bolt, and Randall W. Woods (schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K; however, the registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2021	TECTONIC FINANCIAL, INC.

	By:	/s/ Ken Bramlage
	Name:	Ken Bramlage
	Title:	Executive Vice President and Chief Financial Officer